Virtus All-Cap Growth Fund,

a series of Virtus Equity Trust

Supplement dated April 27, 2009 to the

Prospectus and to the Statement of Additional Information for the Virtus Equity Trust

dated June 6, 2008, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

Effective April 24, 2009, the Virtus All-Cap Growth Fund, formerly a series of Virtus Equity Trust, was merged with and into the Virtus Strategic Growth Fund, a separate series of Virtus Equity Trust. The Virtus All-Cap Growth Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Virtus All-Cap Growth Fund in the current Prospectus and SAI are hereby deleted.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VET 8019/ACGF Merged (4/09)